UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Materials Pursuant to 14a-12

DayStar Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Halfmoon, New York

May     , 2006

13 Corporate Drive

Halfmoon, New York 12065

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

June 19, 2006

To our Shareholders:

The 2006 Annual Meeting of Shareholders of DayStar Technologies, Inc. (the “Company”) will be held beginning at 11:00 a.m. local time on June 19, 2006 at The Desmond, 660 Albany Shaker Road, Albany, New York for the following purposes:

1.	To elect six directors of the Company;

2.	To approve the adoption of the 2006 Daystar Technologies, Inc. Equity Incentive Plan (the “2006 Plan”) and authorize the reservation of 17.5% of the Company’s authorized common shares for the 2006 Plan; subject to the restriction that the 2006 Plan Committee shall not award any grants exceeding 17.5% of the Company’s total issued and outstanding common shares as of the time of and including the grant.;

3.	To approve the amendment and restatement of the Company’s Certificate of Incorporation;

4.	To ratify the selection of independent public accountants for 2006; and

5.	To consider and vote upon such other business as may properly come before the Annual Meeting, or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on April 21, 2006 as the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of the Company’s Common Stock of record at the close of business on April 21, 2006 are entitled to notice of, and to vote at the Annual Meeting and any adjournments or postponements thereof. Shareholders may vote in person or by proxy. A list of Shareholders entitled to vote at the meeting will be available for examination by shareholders at the time and place of the meeting and, during ordinary business hours, for a period of ten days prior to the meeting at the Company’s principal place of business at 13 Corporate Drive, Halfmoon, New York 12065. The accompanying form of proxy is solicited by the Board of Directors of the Company.

By order of the Board of Directors,

Stephen A. Aanderud

Secretary

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. VOTES WILL BE TABULATED BY INSPECTORS OF ELECTION APPOINTED IN ACCORDANCE WITH THE APPLICABLE PROVISIONS OF LAW.

13 Corporate Drive

Halfmoon, New York 12065

PROXY STATEMENT

2006 Annual Meeting of Shareholders

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of DayStar Technologies, Inc. (the “Company”) of proxies to be voted at the 2006 Annual Meeting of Shareholders of the Company to be held beginning at 11:00 a.m. local time on June 19, 2006, at The Desmond, 660 Albany Shaker Road, Albany, New York, and at any adjournments or postponements thereof. The shares represented by properly completed proxies received prior to the vote will be voted FOR any proposal unless specific instructions to the contrary are given or an abstention from voting is indicated by the shareholder. If no instructions to the contrary are given, and the shareholder has not abstained, shares will be voted FOR the election of the six director nominees, FOR the 2006 DayStar Technologies, Inc. Equity Incentive Plan (the “2006 Plan”) and authorize the reservation of 17.5% of the Company’s authorized common shares for the 2006 Plan; subject to the restriction that the 2006 Plan Committee shall not award any grants exceeding 17.5% of the Company’s total issued and outstanding common shares as of the time of and including the grant, FOR the amendment to and restatement of the Company’s Certificate of Incorporation and FOR ratification of the selection of independent public accountants. The persons named as proxies will use their discretionary authority on such other business as may properly come before the meeting or any adjournments or postponements thereof.

Any proxy may be revoked by a shareholder prior to its exercise upon written notice to the Secretary of the Company by delivering a duly executed proxy bearing a later date, or by the vote of a shareholder cast in person at the meeting. In addition to solicitation by mail, proxies may be solicited personally, without additional compensation, by the Company’s officers and employees or by telephone, facsimile transmission or express mail. The Company will reimburse brokerage houses, banks and other custodians, nominees and fiduciaries for their reasonable expenses incurred in forwarding proxies and proxy material to their principals. This proxy statement and the accompanying form of proxy are first being mailed to shareholders on or about May 19, 2006.

VOTING

The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to shareholders of the Company on or about May 19, 2006 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on April 21, 2006 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting (the “Record Date”). Only holders of record of the Company’s common stock, par value [$.01] per share (“Common Stock”), at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 6,560,411 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and approximately                  shareholders of record. However, management believes that a significant number of

shares are held by brokers under a “nominee name” and that the number of beneficial shareholders of our Common Stock exceeds                  Each holder of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter submitted at the Annual Meeting.

Shares that reflect abstentions or “broker non-votes” (i.e., shares represented at the Annual Meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting. With respect to Proposal No. 1, the election of a director, votes may be cast in favor of or withheld from each nominee, votes that are withheld will be excluded entirely from the vote and will have no effect on the vote, and broker non-votes will have no effect on the outcome of the election of directors. With respect to Proposals No. 2, 3 and 4, broker non-votes and abstentions will have the effect of votes AGAINST Proposals No. 2, 2 and 4 and any other actions. Votes will be tabulated by inspectors of election appointed in accordance with the applicable provisions of the Delaware Law.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Company’s Proxy Statement or Annual Report to Shareholders may have been sent to multiple shareholders who share an address. The Company will promptly deliver a separate copy of either document to any shareholder upon written or oral request. Requests may be made by mail to: Stephen Aanderud, DayStar Technologies, Inc., 13 Corporate Drive, Halfmoon, New York 12065; by e-mail: saanderud@daystartech.com; or by telephone: (518) 383-4600. Any shareholder who would like to receive separate copies of the Proxy Statement or Annual Report to Shareholders in the future, or any shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact the shareholder’s bank, broker, or other nominee record holder, or the shareholder may contact the Company directly at the address or phone number listed above.

ANNUAL REPORT

The combined annual report and Form 10-KSB of the Company for the year ended December 31, 2005, is enclosed with this Proxy Statement.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board of Directors has nominated the following persons for election as directors to serve one year terms, which expire at the Annual Meeting of Shareholders in 2007, or until their respective successors are elected and qualified:

John R. Tuttle

Robert G. Aldrich

Steven C. Argabright

Randolph A. Graves, Jr.

Kelly A. Lovell

Scott M. Schecter

If a nominee is unable or unwilling to serve as a director at the date of the Annual Meeting, or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee designated by John R. Tuttle and Stephen A. Aanderud, the proxy holders named on the enclosed proxy card or by the current Board of Directors to fill such vacancy, or for the other nominees named without nomination of a substitute, or the number of directors may be reduced accordingly. The Board of Directors has no reason to believe that any of the nominees will be unwilling or unable to serve if elected a director. All nominees have been nominated by the Nominating Committee of the Company’s Board of Directors. There were no shareholder nominations for directors.

The Board of Directors recommends a vote FOR the election of Messrs. Tuttle, Aldrich, Argabright, Graves and Schecter, and Ms. Lovell.

The following table sets forth certain information about each nominee for election to the Company’s Board of Directors.

Name	Age	Positions	Director Since	Expiration of Current Term
John R. Tuttle (2)(3)	47	Chairman, President and Chief Executive Officer	1997	2006
Robert G. Aldrich (1)(2)	65	Director	2003	2006
Steven C. Argabright (2)(3)	63	Director	2005	2006
Randolph A. Graves, Jr. (1)(3)	67	Director	2003	2006
Kelly A. Lovell (2)(3)	46	Director	2005	2006
Scott M. Schecter (1)	49	Director	2005	2006

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating and Governance Committee.

Directors

John R. Tuttle. Dr. Tuttle is the co-founder of DayStar, and has served since 1997 as a director and its President and Chief Executive Officer. Dr. Tuttle was elected as our Chairman of the Board in October 2003. From 1986 to 1996, Dr. Tuttle held the position of Senior Scientist at the National Renewable Energy Laboratory where he was responsible for process and device development activities relating to thin-film solar cells. Dr. Tuttle received his B.S. in Engineering Physics from Cornell University, his M.S. in Physics from the Colorado School of Mines, and his Ph.D. in Electrical Engineering from the University of Colorado.

Robert G. Aldrich. Dr. Aldrich was appointed a director in October 2003. From 2000 to the present, Dr. Aldrich has served as Chief Executive Officer and Chairman of Dirigo Energy, Inc., dba Now Power, a private energy-related risk management company. From 1995 to 2000, Dr. Aldrich was the Chief Executive Officer of Tailored Energy, Inc., a private company that provided executive and consulting support to various businesses. Prior to 2000, Dr. Aldrich also served on the boards of directors for a number of private companies, including TTI Technologies, Inc., and Burstpower, Inc., where he served as Chairman. Dr. Aldrich was also the President of Commercial Operations for Solo Energy Corp. and Group Vice President for the Electric Power Research Institute. Dr. Aldrich holds a Bachelor of Materials Engineering from Rensselaer Polytechnic Institute and a Ph.D. in Solid State Science and Technology from Syracuse University.

Steven C. Argabright. Mr. Argabright was appointed a director in November 2005. From 1998 to the present, Mr. Argabright has been with Fuel Tech, Inc., a company active in the worldwide development,

commercialization and application of technologies for air pollution control, process optimization, and advanced engineering services. In March 2006 he was appointed Fuel Tech, Inc.’s Vice Chairman of the board; and from 1998 to March 2006, he served as a director and the President and Chief Operating Officer. From 1996 to 1998, he was President and Chief Executive Officer of Nalco Fuel Tech, a joint venture between Fuel Tech, Inc. and Nalco Chemical Company. From 1990 to 1996 he was Vice President of Nalco Fuel Tech. He earned his Bachelor of Science in the field of Chemical Engineering from the University of California at Berkeley, and served in the United States Marine Corps from 1965—1969, achieving the rank of Captain.

Randolph A. Graves, Jr. Dr. Graves was appointed a director in October 2003. Since 2002, Dr. Graves has served as the acting Chief Financial Officer of Eurotech, Ltd. and since 1999 as a director of Eurotech Ltd. and HomeCom Communications Inc., (now called Global Matrechs, Inc.), an affiliate company of Eurotech. Eurotech is a public company that acquires, develops and markets chemical and electronic technologies and products for use in environmental and security markets. From 1995 to 1998, Dr. Graves served as Eurotech’s Chairman and Chief Executive Officer. From 1991 to 2005, Dr. Graves served as Executive Consultant with Graves Technology Inc., a private consulting firm and prior to joining Eurotech was the President of Graves Technology, Inc. From 1992 to 1995, Dr. Graves served as the President and Chief Executive Officer of Mosaic Multisoft Corp., a Research Leader at NASA Langley Research Center, and Director, Aerodynamics Division, at NASA headquarters in Washington, D.C. Dr. Graves received his B.S. and M.S. degrees from Virginia Polytechnic Institute and State University, his DSc from George Washington University, and his Master of Management from Stanford University’s Graduate School of Business.

Kelly A. Lovell. Ms. Lovell was appointed a director in January, 2005. Since 2000 she has served as President and Chief Executive Officer of the Center for Economic Growth (“CEG”), a non-profit, economic development organization serving upstate New York’s Tech Valley. From 1992 to 2000, she served as Senior Vice President for CEG. In her capacity as President and Chief Executive Officer of CEG, Ms. Lovell collaborates with elected state and federal officials, and business, academic and community leaders to promote the growth of the region through accomplishment of strategic initiatives, industry attraction and the provision of technology and manufacturing outreach. In 2004, Ms. Lovell was appointed to serve on the Capital District Physicians’ Health Plan Board of Directors and the Saratoga Technology and Energy Park Advisory Board. Since 2003, Ms. Lovell has also served as a member of the Siena Board of Trustees, the InformZ Corporate Advisory Board, the Board of the Empire State Certified Development Corporation, and the Hudson Valley/Capital Region Board of Directors for HSBC Bank. Since 2001, Ms. Lovell has served on the High Peaks Venture Partners Advisory Board. In 2000, she was appointed by New York Governor Pataki to the Harriman Research & Technology Development Corporation Board. Since 2000, Ms. Lovell has served on the Junior Achievement of the Capital Region Board of Directors, on the Sage College President’s Council, and the University at Albany Foundation’s Counsel for Economic Outreach.

Scott M. Schecter. Mr. Schecter was appointed a director in January 2005. Since April 2004, Mr. Schecter has served as the Chief Financial Officer of HydroGen Corporation, a company in the business of designing and manufacturing air-cooled Phosphoric Acid Fuel Cell power generation systems. From 1994 to 2004, Mr. Schecter, a CPA, served as Vice President, Chief Financial Officer and Treasurer of Fuel-Tech N.V. He also served as Chief Financial Officer of Clean Diesel Technologies, Inc., a publicly-traded development stage company in the specialty chemical business from 1995 through 1999. In 1990, Mr. Schecter participated in a management buyout of American Vision Centers, Inc., a consumer products company, and served as that company’s Senior Vice President and Chief Financial Officer through January 1994. He received his Bachelor of Science degree in Accounting with Distinction from State University of New York at Albany and an MBA with a double major in Finance and Entrepreneurial Management from The Wharton School, University of Pennsylvania.

PROPOSAL NO. 2

APPROVAL OF THE 2006 DAYSTAR TECHNOLOGIES, INC. EQUITY INCENTIVE PLAN

On March 29, 2006, the Board of Directors of the Company adopted, subject to shareholder approval, the 2006 DayStar Technologies, Inc. Equity Incentive Plan (the “2006 Plan”) and authorized the reservation of 17.5% of the Company’s authorized common shares for the 2006 Plan; subject to the restriction that the Stock Option Committee of the Board of Directors (the “Committee”) shall not award any grants exceeding 17.5% of the Company’s total issued and outstanding common shares as of the time of and including the grant. The Board has approved this new 2006 Plan because it believes that the number of shares currently available under its other equity incentive plans is not sufficient to satisfy the Company’s incentive compensation needs.

The 2006 Plan is intended to supplement the Company’s current stock incentive plan—the 2003 Employee Stock Incentive Plan (the “2003 Plan”). As of March 31, 2006, options to purchase 321,529 shares of Common Stock were outstanding under the 2003 Plan and an additional 2,769 shares were reserved for future option grants under the 2003 Plan.

Summary of 2006 DayStar Technologies, Inc. Equity Incentive Plan

The following is a brief summary of the 2006 Plan, a copy of which is included as Appendix A.

Types of Awards

The 2006 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards as described below (collectively, “Awards”).

Incentive Stock Options and Nonqualified Stock Options. Optionees receive the right to purchase a specified number of shares of Common Stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. An Option may be either an incentive stock option (“ISO”) or a nonqualified stock option (“NSO”). Options may be granted at an exercise price equal to or greater than the fair market value of the Common Stock on the date of grant (or at least 85% of the fair market value in the case of an NSO). All ISOs (a) must be granted within ten (10) years from the date the 2006 Plan is adopted by the Board of Directors, and (b) must be exercised within (i) five (5) years of the grant thereof in the case of optionees holding 10% or more of the voting power of the Company, and (ii) ten (10) years of the grant thereof in the case of optionees other than those holding 10% or more of the voting power of the Company. In the case of ISOs, Options may not be granted for a term in excess of ten years. The stock option agreement entered into by and between the Company and the recipient at the time of the grant of the Option may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events. The Committee may determine, at the time of the grant of an Option or thereafter, that such Option shall become exercisable in the event of a change in control of the Company or the involuntary termination of the Optionee. In the case of an ISO, the acceleration of exercisability shall not occur without the Optionee’s written consent. The 2006 Plan permits payment of the exercise price of options by cash or cash equivalents, surrender of Common Stock already owned by the Optionee, a “cashless exercise” through a broker, a promissory note, or in any other form of payment that is consistent with applicable laws.

Stock Appreciation Rights. A Stock Appreciation Right, or SAR, is an award entitling the holder, upon exercise, to receive an amount in Common Stock or cash equal to the amount by which the fair market value (on the date of surrender) of the Common Stock subject to the SAR exceeds the exercise price. SARs may be granted independently or in tandem with an Option. An SAR may be eligible for accelerated excercisability in the event of the Optionee’s death, disability or retirement or other events.

Restricted Stock Awards. Restricted Stock Awards entitle recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award. The Award may be subject to vesting requirements and may provide for accelerated vesting in the event of a participant’s death, disability or retirement or other events, including a change in control of the Company or the involuntary termination of the participant. The Committee may determine, at the time of the grant of an Award or thereafter, that all or part of such Restricted Stock shall become vested in the event of a change in control of the Company or the involuntary termination of the participant. The Committee may determine the appropriate consideration for Restricted Stock, which may consist of cash, cash equivalents, promissory notes, past services, or future services.

Stock Unit Awards. Stock Unit Awards entitle the recipient to receive shares of Common Stock to be delivered at the time such shares vest and be subject to settlement pursuant to the terms and conditions of the stock unit agreement entered into by and between the Company and the recipient at the time of the grant of the Stock Unit. No cash consideration shall be required in exchange for the award of Stock Units. The award may be subject to vesting rights set forth in such agreement. Such agreement may also provide for accelerated vesting in the event of a recipient’s death, disability or retirement or other events. The Committee may determine, at the time of the grant of an Award or thereafter, that all or part of such Stock Units shall become vested in the event of a change in control of the Company or the involuntary termination of the recipient. Settlement of vested Stock Units may be made in the form of cash, Common Stock, or any combination thereof, as determined by the Committee. Any Stock Unit Award that becomes payable after the recipient’s death shall be distributed to the recipient’s beneficiaries or estate.

Plan Administration

The 2006 Plan will be administered by the Stock Option Committee of the Board of Directors (the “Committee”). The Committee, consisting of two or more directors, a majority of whom shall be outside directors, shall be appointed by the Board of Directors. The Committee will have the authority to adopt such rules or guidelines as it deems appropriate to implement the 2006 Plan. Any action taken by the Committee with respect to the implementation, interpretation or administration of the 2006 Plan shall be final, conclusive and binding. The Board of Directors may also appoint a secondary committee to administer the 2006 Plan with respect to employees and consultants who are not officers or directors of the Company. Such secondary committee shall have the same powers as the Committee.

Subject to any applicable limitations contained in the 2006 Plan, the Committee has the authority to (a) select the employees, outside directors and consultants who are to receive Awards under the 2006 Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) interpret the 2006 Plan and (d) make all other decisions relating to the operation of the 2006 Plan.

The 2006 Plan provides that appropriate adjustments shall automatically be made to the 2006 Plan and any outstanding Awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization. The 2006 Plan also contains provisions addressing the consequences of any Change in Control, which is defined as (a) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons (as defined in the 2006 Plan) who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (i) the continuing or surviving entity and (ii) any direct or indirect parent corporation of such continuing or surviving entity; (b) the sale, transfer or other disposition of all or substantially all of the Company’s assets; (c) a change in the composition of the Board, as a result of which fewer than 50% of the incumbent directors are directors who either (i) had been directors of the Company on the date 12 months prior to the date of the event that may constitute a Change in Control (the “original directors”) or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or (d) any transaction as a result of which any person is the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 30% of the total voting power represented by the Company’s then outstanding voting securities.

In addition, all outstanding Options, SARs, and Stock Units will terminate immediately prior to the dissolution or liquidation of the Company. In the event the Company is a party to a merger, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement shall provide for (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving corporation, (b) the assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary, (c) the substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards, (d) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (e) settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

The 2006 Plan, as set forth herein, shall become effective as of the date it is adopted by the Board, and shall remain in effect until it is terminated under the provisions of the 2006 Plan, except that no ISOs shall be granted on or after the 10th anniversary of the later of (a) the date when the Board adopted the 2006 Plan or (b) the date when the Board adopted the most recent increase in the number of Common Shares available that was approved by the Company’s stockholders.

Amendment and Termination

The Board may, at any time and for any reason, amend suspend or terminate the 2006 Plan. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

Shares Available for Grants

Common Shares issued pursuant to the 2006 Plan may be authorized but unissued shares. The number of shares reserved for Options, SARs, Restricted Shares and Stock Units awarded under the 2006 Plan is limited to 17.5% of the Company’s authorized common shares, subject to the restriction that the 2006 Plan Committee shall not award any grants exceeding 17.5% of the Company’s total issued and outstanding common shares as of the time of and including the grant.

If Restricted Shares or Common Shares issued upon the exercise of Options are forfeited, then such Common Shares shall again become available for Awards under the 2006 Plan. Any Option shall be treated as exercisable until such Option is exercised in full, or terminates or expires under the provisions of the 2006 Plan, or by agreement of the parties to the pertinent Option Agreement. If Stock Units, Options or SARs are forfeited or terminate for any other reason before being exercised, then the corresponding Common Shares shall again become available for Awards under the 2006 Plan. If Stock Units are settled, then only the number of Common Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available, and the balance shall again become available for Awards under the 2006 Plan. If SARs are exercised, then only the number of Common Shares (if any) actually issued in settlement of such SARs shall reduce the number available and the balance shall again become available for Awards under the 2006 Plan. The foregoing notwithstanding, the aggregate number of Common Shares that may be issued under the 2006 Plan upon exercise of ISOs shall not be increased when Restricted Shares or other Common Shares are forfeited.

Eligibility

Employees, outside directors and consultants of the Company (and any parents, subsidiaries, and affiliates) are eligible for the grant of NSOs, SARs, Restricted Shares, and Stock Units. Under current law, however, incentive stock options may only be granted to employees of the Company (and any parents, subsidiaries, and affiliates).

Employees who change their status from employee to consultant may, for the period of time in which they are a consultant, continue to hold options in the Company granted to them when they were employees, and will not trigger any obligation to purchase shares underlying such options until they cease to be an employee or consultant of the Company. Upon final termination of any employment or consultancy with the Company, any options granted to an employee will terminate if not exercised within thirty (30) days of termination. Employees that subsequently become consultants will not continue to vest in any options granted to them during the period in which they serve as a consultant, unless otherwise determined by the Board of Directors.

Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to Awards granted under the 2006 Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. The plan provides that no award will provide for deferral of compensation that does not comply with Section 409A of the Code, unless the Board, at the time of grant, specifically provides that the award is not intended to comply with Section 409A. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options

A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the Company or its corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonqualified Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Nonqualified Stock Options

A participant will not have income upon the grant of a nonqualified stock option. A participant will have compensation income upon the exercise of a nonqualified stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Stock Appreciation Rights

A participant will not have income upon the grant of a stock appreciation right. A participant generally will recognize compensation income upon the exercise of an SAR equal to the amount of the cash and the fair market value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Awards

A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Units

A participant will not have income upon the grant of a restricted stock unit. A participant is not permitted to make a Section 83(b) election with respect to a restricted stock unit award. When the restricted stock unit vests, the participant will have income on the vesting date in an amount equal to the fair market value of the stock on the vesting date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards

The tax consequences associated with any other stock-based Award granted under the 2006 Plan will vary depending on the specific terms of such Award. Among the relevant factors are whether or not the Award has a readily ascertainable fair market value, whether or not the Award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the Award and the participant’s holding period and tax basis for the Award or underlying Common Stock.

Tax Consequences to the Company

There will be no tax consequences to the Company other than the Company being entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

The foregoing is only a summary of the federal income taxation of Awards granted under the 2006 Equity Incentive Plan. Reference should be made to the applicable provisions of the Code. The Summary does not purport to be complete, and does not discuss the tax consequences of the participant’s death or the provisions of the income tax laws of any municipality, state, or foreign country in which the participant may reside.

The Board of Directors believes that the future success of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting, retaining, and motivating key personnel. Accordingly, the Board of Directors believes adoption of the 2006 Plan and authorization of the reservation of 17.5% of the Company’s authorized common shares for the 2006 Plan; subject to the restriction that the 2006 Plan Committee shall not award any grants exceeding 17.5% of the Company’s total issued and outstanding common shares as of the time of and including the grant is in the best interests of the Company and its shareholders and recommends a vote “FOR” the approval of the 2006 Plan and the reservation of shares of Common Stock for issuance thereunder.

PROPOSAL NO. 3

AMENDMENT AND RESTATEMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION

The Board of Directors is seeking shareholder approval to amend and restate the Company’s Certificate of Incorporation (the “Certificate of Incorporation”) by approving the proposed amended and restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”), a copy of which is included as Appendix B. The Amended and Restated Certificate of Incorporation (1) eliminates the Company’s Class B Convertible Common Stock, $.01 par value per share (“Class B Common Stock”) of which there are currently no shares issued and outstanding and (2) increases the number of shares of Common Stock the Company is authorized to issue from 20,000,000 to 60,000,000. The Amended and Restated Certificate of Incorporation also incorporates certain conforming changes, reflects certain other nonsubstantive, immaterial changes and integrates and restates previous amendments to the Certificate of Incorporation filed with the Secretary of State of the State of Delaware since the most recent restated certificate of incorporation was filed on November 3, 2003. There are no substantive changes being proposed to the terms, conditions, rights or privileges of the Company’s outstanding Common Stock.

Reasons for the Proposed Changes to the Certificate of Incorporation

There are presently no shares of the Class B Common Stock issued and outstanding; and no new shares of Class B Common Stock are contemplated to be issued. The Board of Directors believes the continuing reference to the Class B Common Stock in the Certificate of Incorporation is unnecessary, burdensome and potentially confusing to investors and the capital markets. The Amended and Restated Certificate of Incorporation recommended by the Board of Directors eliminates the Class B Common Stock, and the descriptions of the terms, conditions, rights and privileges associated with the Class B Common Stock, from the Company’s Certificate of Incorporation and simplifies the Company’s capital structure. All common shares of the Company now outstanding are Common Stock.

Presently, the Company is authorized to issue 20,000,000 shares of Common Stock. In order to support the Company’s projected need and timetable for additional equity capital, and provide flexibility to raise the capital necessary to finance ongoing operations, the Board of Directors believes the number of shares of Common Stock the Company is authorized to issue should be increased to 60,000,000. This increase is set forth in the Amended and Restated Certificate of Incorporation.

Certain of the other changes reflected in the Amended and Restated Certificate of Incorporation were previously adopted by the Company’s shareholders. A separate certificate of amendment was previously filed with the Secretary of State of Delaware with respect to such changes. The integration and restatement of these previous amendments in the Amended and Restated Certificate of Incorporation are intended to consolidate the terms and provisions of the Company’s Certificate of Incorporation.

If this proposal is adopted, no substantive change will occur to the terms, conditions, rights or privileges afforded to the Company or its shareholders by the Certificate of Incorporation, however, if the Company issues the additional shares of stock authorized, the shareholders will experience dilution.

Vote Required

Adoption of the proposed amendment and restatement of the Certificate of Incorporation requires the affirmative vote of a majority of the outstanding stock entitled to vote thereon.

Text of Proposed Amendment and Restatement; Effectiveness

The text of the proposed amendment and restatement of the Certificate of Incorporation is set forth in Appendix B to this Proxy Statement. If adopted by the shareholders, the Amended and Restated Certificate of Incorporation will become effective upon its filing with the Secretary of State of the State of Delaware.

The Board of Directors recommends a vote FOR the amendment to and restatement of the Company’s Certificate of Incorporation.

PROPOSAL NO. 4

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee has selected and the Board of Directors recommends Hein & Associates LLP, independent registered public accountants, to audit the consolidated financial statements of the Company for the year ending December 31, 2006. Hein & Associates LLP has acted as independent public accountants for the Company since 2003. A representative of Hein & Associates LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

Unless marked to the contrary, proxies received will be voted FOR ratification of the appointment of Hein & Associates LLP as the Company’s independent public accountants for 2006.

The Board of Directors recommends a vote FOR ratification of the appointment of Hein & Associates LLP as the Company’s independent public accountants for 2006.

SHAREHOLDER PROPOSALS AND COMMUNICATIONS

To be eligible for inclusion in the Company’s proxy materials for the 2007 Annual Meeting of Shareholders, a proposal intended to be presented by a shareholder for action at that meeting must, in addition to complying with the shareholder eligibility and other requirements of the Securities and Exchange Commission’s rules governing such proposal, be received by the Secretary of the Company at the Company’s principal executive offices at 13 Corporate Drive, Halfmoon, New York 12065 by January 19, 2007 or it will be considered untimely.

A shareholder proposal (including a nomination of any person to be elected as a director of the Company) submitted outside the processes of Rule 14a-8 under the Exchange Act must be submitted in compliance with the Company’s Bylaws as they are in effect prior to the Annual Meeting, and notice must be received by the Company by no later than sixty (60) days before the date of the annual meeting of shareholders or (if later) ten (10) days after the first public notice of that meeting is sent to shareholders. The notice must set forth: (1) the nature of the proposed business with reasonable particularity, including the exact text of any proposal to be presented for adoption, and the reasons for conducting that business at the annual meeting; (2) with respect to each such shareholder, that shareholder’s name and address (as they appear on the records of the Company), business address and telephone number, residence address and telephone number, and the number of shares of each class of stock of the Company beneficially owned by that shareholder; (3) any interest of the shareholder in the proposed business; (4) the name or names of each person nominated by the shareholder to be elected or re-elected as a director, if any; and (5) with respect to each nominee, that nominee’s name, business address and telephone number, and residence address and telephone number, the number of shares, if any, of each class of stock of the Company owned directly and beneficially by that nominee, and all information relating to that nominee that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any provision of law subsequently replacing Regulation 14A, together with a duly acknowledged letter signed by the nominee stating his or her acceptance of the nomination by that shareholder, stating his or her intention to serve as a director if elected, and consenting to being named as a nominee for director in any proxy statement relating to such election.

Any shareholder wishing to communicate with the Board of Directors, or one or more members, may do so by addressing his, her or its written correspondence to DayStar Technologies, Inc., Board of Directors, c/o Corporate Secretary. The Secretary of the Company will promptly forward all such communications to the specified addressees.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During 2005, the Board of Directors held six meetings. No director attended fewer than 75% of the total number of meetings of the Board of Directors and the committees of which he or she was eligible to attend. The

Board of Directors does not currently have a policy with regard to the attendance of board members at its Annual Meeting of shareholders. All members of the Board of Directors attended the last Annual Shareholders meeting in June 2005.

The Board of Directors has established an Audit Committee, Compensation Committee, and a Nominating and Governance Committee. The Board of Directors has determined that a majority of its directors presently meet the independence standards under the applicable NASDAQ rules. These directors are Messrs. Aldrich, Argabright, Graves and Schecter, and Ms. Lovell.

Audit Committee

The Audit Committee currently consists of Messrs. Aldrich, Graves and Schecter, with Mr. Schecter serving as Chair. All of the Audit Committee members are currently independent, as defined under the NASDAQ audit committee structure and membership requirements rules of The NASDAQ Stock Market. The Audit Committee operates under a written charter adopted by the Board of Directors. The function of the Audit Committee is to review the performance of and to appoint the Company’s independent public accountants, to review and approve the scope and proposed cost of the yearly audit, to review the financial information provided to shareholders and others, to review the Company’s internal controls, and to consult with and review recommendations made by the Company’s independent public accountants with respect to financial statements, financial records and internal controls, and to make such other recommendations to the Board of Directors as it deems appropriate from time to time. The Audit Committee met four times during 2005.

Compensation Committee

The Compensation Committee consists of Messrs. Aldrich, Argabright and Tuttle, and Ms. Lovell with Mr. Aldrich serving as Chair. The Compensation Committee considers recommendations of the Company’s management regarding the compensation of the senior executives of the Company, considers management’s proposals regarding stock incentive grants and administers the Company’s stock option plans. The Compensation Committee met six times during 2005.

Nominating and Governance Committee

The Nominating and Governance Committee currently consists of Messrs. Argabright, Graves and Tuttle, and Ms. Lovell, with Ms. Lovell serving as Chair. The majority of the Nominating and Governance Committee members are independent, as defined under the rules of The NASDAQ Stock Market. The function of the Nominating and Governance Committee is (a) assisting the Board in determining the desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into account the specific needs of the Company and the Board of Directors; (b) ascertaining whether such candidates are “Independent” to the extent required by applicable NASDAQ and Securities and Exchange Commission regulations; (c) identifying, interviewing, and certifying qualified candidates as potential Board members; (d) proposing to the Board, nominees for election by the shareholders at the Annual Meeting of Shareholders; (e) proposing to the Board prospective director candidates in the event a vacancy exists or occurs on the Board or upon the occurrence of a change in Board composition requirements; (f) reviewing, evaluating, interviewing, and certifying candidates nominated by shareholders for election to the Board of Directors; (g) notifying shareholders of the source of candidates proposed for the Board of Directors; (h) reviewing the conduct of Board meetings and the adequacy and timeliness of information provided to Board members for meetings; (h) developing plans regarding the size and composition of the Board and its committees; (i) evaluating Board performance; (j) reviewing and assessing for the Board management succession plans; (k) advising, developing and recommending to the Board a set of corporate governance policies and principles applicable to the Company and reviewing established corporate governance guidelines of the Board at least annually and monitoring and making recommendations to the Board with respect to the corporate governance principles applicable to the Company; (l) assisting the Board in implementing those practices; (m) overseeing the evaluation of the management of the Company; and (n) such other functions as the Board may from time to time assign to the Committee. In performing its duties, the Committee shall seek to maintain an effective working relationship with the Board and the Company’s management. The Committee serves under a charter, a current copy of which is available on the Company’s website at www.daystartech.com. The Nominating and Governance Committee met six times during 2005.

The Company receives suggestions for potential director nominees from many sources, including members of the Board, advisors, and shareholders. Any such nominations, together with appropriate biographical information, should be submitted to the Company in accordance with the Company’s policies governing submissions of nominees discussed below. Any candidates submitted by a shareholder or shareholder group are reviewed and considered in the same manner as all other candidates.

Qualifications for consideration as a board nominee may vary according to the particular areas of expertise being sought as a complement to the existing board composition. However, minimum qualifications include high level leadership experience in business activities, breadth of knowledge about issues affecting the Company, experience on other boards of directors, preferably public company boards, and time available for meetings and consultation on Company matters. The Nominating and Governance Committee seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, to the Company and its shareholders. The independent directors, in addition to any other board members as may be desirable, evaluate potential nominees, whether proposed by shareholders or otherwise, by reviewing their qualifications, reviewing results of personal and reference interviews and reviewing such other information as may be deemed relevant.

Candidates whose evaluations are favorable are then chosen by the Nominating and Governance Committee to be recommended for selection by the full Board, including by a majority of the Company’s independent directors. The full Board selects and recommends candidates for nomination as directors for shareholders to consider and vote upon at the annual meeting.

The Company does not currently employ an executive search firm, or pay a fee to any other third party, to locate qualified candidates for director positions.

Shareholder Nominations for Directors

A shareholder wishing to nominate a candidate for election to the Company’s Board of Directors at any annual meeting at which the Board of Directors has determined that one or more directors will be elected shall submit a written notice of his or her nomination of a candidate to the Company’s Secretary at the Company’s principal executive offices. The submission must be received at the Company’s principal executive offices within the timeframe set forth below in “Shareholder Proposals and Communications”.

A shareholder’s notice to the Secretary in order to be valid must set forth (i) the name and address of the shareholder, as they appear on the Company’s books, as well as the shareholder’s business address and telephone number and residence address and telephone number; (ii) the class and number of shares of the Company which are beneficially owned by the shareholder; (iii) the name, age, business address and residence address of each nominee proposed in the notice; (iv) any relationship of the shareholder to the proposed nominee; (v) the principal occupation or employment of the nominee; (vi) the class and number of shares of the Company stock beneficially owned by the nominee, if any; (vii) a description of all arrangements or understandings between the shareholder and each nominee and any other persons pursuant to which the shareholder is making the nomination; and (viii) any other information required to be disclosed in solicitations of proxies for election of directors or information otherwise required pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) relating to any person that the shareholder proposes to nominate for election as a director, including the nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected.

AUDIT COMMITTEE REPORT AND RELATED MATTERS

The information contained in this report shall not be deemed to be soliciting material, or to be filed with, or incorporated by reference in future filings with, the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Exchange Act.

The Audit Committee of the Board of Directors of the Company is composed of three non-employee directors who meet the independence standards defined in Rule 4200 (a)(15) under the Marketplace Rules of the National Association of Securities Dealers, Inc. and the applicable rules of the Securities and Exchange Commission (SEC). The members of the Audit Committee are Scott M. Schecter, Chair, Robert G. Aldrich, and Randolph A. Graves, Jr. The Audit Committee operates under a written charter adopted by the Board of Directors in 2003 which can be found under the heading “Audit Committee Charter” on the company website at www.daystartech.com. The Board has determined that Mr. Schecter qualifies as an “audit committee financial expert” as defined in Section 407 of the Sarbanes-Oxley Act of 2002. Mr. Schecter’s designation by the Board as an “audit committee financial expert” is not intended to be a representation that he is an expert for any purpose as a result of such designation, nor is it intended to impose on him any duties, obligations, or liability greater than the duties, obligations or liability imposed on him as a member of the Audit Committee and the Board in the absence of such designation.

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accountants of the Company. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated audited financial statements with management and the Company’s independent registered public accountants. The Audit Committee discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

The Company’s independent public accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee discussed with the Company’s independent public accountants that firm’s independence and considered whether the non-audit services provided by the Company’s independent public accountants were compatible with maintaining the independence of such independent public accountants.

Based upon the Audit Committee’s discussion with management and the independent accountants and the Audit Committee’s review of the representations of management and the report of the independent public accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005, filed with the Securities and Exchange Commission.

The Audit Committee of the Board of Directors

Scott M. Schecter, Chair

Robert G. Aldrich

Randolph A. Graves, Jr.

The following table shows the fees paid or accrued for the audit and other services provided by Hein & Associates LLP for 2005 and 2004.

	FY 2005	FY 2004
Audit Fees	$65,960	$53,085
Audit-Related Fees	2,360	—
Tax Fees	—	—
All Other Fees	—	—

	$68,320	$53,085

Audit services of Hein & Associates LLP for fiscal 2005 and 2004 related to the examination of the consolidated financial statements of the Company. All of the services described above were approved in advance by the Audit Committee.

EXECUTIVE OFFICERS

The executive officers of DayStar (all of whom serve at the pleasure of the Board of Directors), their ages, and the position or office held by each, are as follows:

Name	Age	Positions
John R. Tuttle	47	Chairman, President and Chief Executive Officer
Stephan J. DeLuca	50	Chief Operating Officer
Stephen A. Aanderud	56	Chief Financial Officer and Secretary
Steven Aragon	44	Vice President, Engineering
John J. McCaffrey	54	Vice President, Manufacturing
Thomas A. Polich, Esq.	50	General Counsel and Assistant Secretary
Terence W. Schuyler	47	Vice President, Sales and Marketing
Robert E. Weiss	50	Vice President, Advanced Technologies

John R. Tuttle. Dr. Tuttle is the co-founder of DayStar, and has served since 1997 as a director and its President and Chief Executive Officer. Dr. Tuttle was elected as our Chairman of the Board in October 2003. From 1986 to 1996, Dr. Tuttle held the position of Senior Scientist at the National Renewable Energy Laboratory where he was responsible for process and device development activities relating to thin-film solar cells. Dr. Tuttle received his B.S. in Engineering Physics from Cornell University, his M.S. in Physics from the Colorado School of Mines, and his Ph.D. in Electrical Engineering from the University of Colorado.

Stephan J. DeLuca. Dr. DeLuca joined us as our Chief Operating Officer in April 2006. From January 2001 to April 2006, Dr. DeLuca was Vice President, Worldwide Sales and Business Development for INFICON Holding AG (“INFICON”), a leading developer, manufacturer and supplier of innovative vacuum instrumentation, critical sensor technologies, and process control software for the semiconductor and related industries. Dr. DeLuca joined INFICON in January 1991 as Product Manager for Gas Analysis products. In 1994, he assumed responsibility for the start up of INFICON’s Environmental Health and Safety (“EHS”) business unit, and from May of 2000 through December 2002 he managed INFICON’s Asia Sales operations, based in Taiwan. Dr. DeLuca holds a Ph.D. in Applied Chemistry from the Colorado School of Mines, an MBA from Syracuse University, a MS in Geochemistry from the Colorado School of Mines, and a B.A. in Chemistry form University of California, San Diego.

Stephen A. Aanderud. Mr. Aanderud has served as our Chief Financial Officer and Secretary since October 2003. From 2001 to 2003, Mr. Aanderud was an independent financial consultant. Prior to that, from April through October of 1999, he served as Chief Financial Officer of Oregon Baking Company, a private multi-location bakery-café retailer. In October 1999, a portion of Oregon Baking Company’s operations were sold to

Tri-Brands, Inc., and Mr. Aanderud served as Chief Financial Officer of Tri-Brands, Inc. from October 1999 to 2001. Oregon Baking Company became involved in a bankruptcy proceeding in December 1999. From 1993 through 1998, Mr. Aanderud was the President, Chief Financial Officer, and a director of Thrustmaster, Inc., a public computer peripheral company. Mr. Aanderud was with Arthur Andersen & Co. for nine years, and is a certified public accountant. Mr. Aanderud received his B.S. in Business Administration from Portland State University.

Steven Aragon. Dr. Aragon has served as our Vice President of Engineering since June 2004. From 2002 to 2004, Dr. Aragon served as Program Manager of DC Plasma Power Products at Advanced Energy Industries, a company engaged in the design, manufacture and support of a comprehensive suite of power products critical to the high-tech manufacturing of semiconductors, flat panel displays, data storage products, compact discs, digital video discs, architectural glass, and other advanced product applications. From 1998 to 2002, Dr. Aragon served as Director of Process Engineering and Applications at SciVac/Optcom, a fiber optics company. Dr. Aragon earned a Ph.D. in Physical Chemistry from the University of California; an MBA in Finance from Santa Clara University; a MS degree in Chemistry from the University of California; and a BA degree in Chemistry from the University of Northern Colorado.

John J. McCaffrey, Jr. Mr. McCaffrey has served as our Vice President, Manufacturing since January 2006. From December 2000 to July 2005, he served as Vice President Manufacturing and Engineering and from June 1999 as Vice President, Manufacturing for Evergreen Solar, Inc., a manufacturer of photovoltaic modules incorporating proprietary crystalline silicon solar cells. From June 1979 until June 1999, Mr. McCaffrey worked for Polaroid Corporation where he managed manufacturing, equipment engineering and quality control, including factory start-ups and international operations. Mr. McCaffrey received a B.S. in Chemistry and General Engineering from The United States Naval Academy.

Thomas A. Polich, Esq. Mr. Polich has served as our General Counsel since April 2005 and Assistant Secretary since September 2005. From October 2004 to April 2005, he served as a consultant to the company. Mr. Polich has intermittently served as DayStar’s outside counsel since 1996. Beginning in early 2003 and until its merger in September 2004, Mr. Polich was Corporate Counsel to Evergreen Resources, Inc. Between 1989 and 2003, Mr. Polich was in private practice emphasizing business, telecommunications and regulatory law, including international and domestic transactions and intellectual property law. In 2004, Mr. Polich declared bankruptcy resulting from the collapse of his telecommunication practice in conjunction with the industry collapse. He holds a Juris Doctorate from the University of Denver, College of Law 1988, with special training at the National University of Singapore, and a BA from the University of Colorado, Boulder in Environmental Conservation, 1978.

Terence W. Schuyler. Mr. Schuyler joined us in February 2005 and was promoted to Vice President of Sales and Marketing in August 2005. He served as Vice President and National Sales Manager of Altair Energy Inc., a PV system integrator and subsidiary of Alpha Technologies Inc. a developer of commercial power systems from March 2002 to February 2005. He co-founded Altair Energy, LLC in 1998 which was later sold to Alpha Technologies in 2002. Prior to Altair Energy, he held various positions with Applied Power, Solo Power, Solarex Corporation (now BP Solar), Solar Energy Research Institute (now National Renewable Energy Laboratory) and the Sandia National Labs.

Robert Weiss. Mr. Weiss became our Vice President of Advanced Technologies in March 2006. Mr. Weiss joined the Company in January 2006 as our Director—Equipment Development Group. From September 2005 to January 2006, he served as a consultant to the Company. From 1992 to 2005 was with Intevac, Inc., a supplier of thin film deposition manufacturing equipment, most recently serving as their Chief Technology Officer where he led hardware and process development teams in commercializing tools used in the production of plasma and polysilicon displays, hard disks, and low light cameras. Mr. Weiss has a B.A. in English and Psychology from Grinnell College, Iowa.

Employment Agreements

Each executive officer serves at the discretion of our board of directors. Effective April 1, 2006, we entered into employment contracts with our executive officers, except for Dr. DeLuca for which the effective date was April 10, 2006. Each agreement has an initial term of three-years. The agreements automatically extend for subsequent one-year periods on the anniversary date unless either party gives the other 90 days written notice prior to the anniversary date of the intent not to renew the agreement.

Under each employment agreement, each executive officer’s base salary is as follows:

Name	Position	Base Salary
John R. Tuttle	Chairman, President and Chief Executive Officer	$200,000
Stephan J. DeLuca	Chief Operating Officer	$200,000
Stephen A. Aanderud	Chief Financial Officer and Secretary	$160,000
Steven Aragon	Vice President, Engineering	$150,000
John J. McCaffrey	Vice President, Manufacturing	$169,500
Thomas A. Polich	General Counsel and Assistant Secretary	$175,000
Terence W. Schuyler	Vice President, Sales and Marketing	$140,000
Robert E. Weiss	Vice President, Advanced Technologies	$175,000

Under each employment agreement, the executive officer is entitled to participate in an annual bonus and management incentive program and to benefits offered to other similarly situated employees as established by the Board from time to time.

The executive officer may terminate his employment agreement for “good reason”. The Company may terminate each agreement at any time for “cause” or in the event of the executive officer’s disability or death. If the Company terminates for “cause”, the executive officer’s obligations cease after a specific termination procedure process. If the Company terminates “without cause” or the executive officer terminates for “good reason”, the executive officer is entitled to one year base salary, plus the amount of incentive compensation paid in the prior year under the applicable incentive program. In the event that the agreement is terminated because of death, all obligations to the executive officer immediately cease, except for benefits accrued to date. In the event of disability preventing the executive officer from substantially performing his duties, the Company may terminate for “cause”.

If the executive officer’s contract is terminated after a “change in control”, the executive officer is entitled to a multiple of base salary, plus the maximum amount of incentive pay under the management incentive program. In addition, all unvested warrants, options or restricted stock then held by executive, if any, shall vest automatically on the of the termination of executive’s employment. Dr. Tuttle’s multiple is 2.75, Messrs. DeLuca, Aanderud and Polich multiple is 2.50. Messrs Aragon, McCaffrey, Schuyler and Weiss multiple is 2.0. A “change in control”, as defined, includes (a) a consolidation or merger in which the Company is not the continuing or surviving corporation, (b) a recapitalization in which any person becomes the 50% owner, (c) any transaction in which substantially all the assets of the corporation are to be liquidated, and (d) any person becoming the beneficial owner of more than 50% of the voting power of the Company. Each Agreement contains an eighteen (18) month non-competition and non- solicitation provision that restricts each executive officer from engaging in or being associated with any person or entity that engages in or plans to engage in the design, development, invention, implementation, application, manufacture, production, marketing, sale or license of any product or service in direct competition with the Company’s products or services. For purposes of the agreement, Company’s products or services are defined as CIGS-based PV products manufactured by a continuous process and/or on a flexible media.

Under the agreement the parties are compelled to engage in Arbitration to resolve any disputes. The agreements are governed by New York Law.

DIRECTOR COMPENSATION

Non-employee directors receive an annual fee of $6,000 per year payable quarterly in arrears, plus a $1,000 meeting fee for each meeting of the board of directors or a board committee the director attends. In addition, upon election to the board, non-employee directors received a fully vested option to purchase 6,000 shares of DayStar common stock under the DayStar Equity Incentive Plan. For each completed year of service as a director, non-employee directors are granted a fully vested option to purchase 4,500 shares of DayStar common stock after the annual meeting of shareholders. The Audit Committee chairman receives an annual fee of $4,000 per year payable quarterly in arrears, and a $2,000 meeting fee for each meeting of the audit committee the director attends.

EXECUTIVE COMPENSATION

The following Summary Compensation Table sets forth certain information regarding the compensation of our named executive officers for services rendered in all capacities to DayStar during each of the three years ended December 31, 2005.

Summary Compensation Table

	Annual Compensation				Long-Term Compensation
Name and Principal Position	Year	Salary		Bonus	Restricted Stock Awards ($)		Security Underlying Options/SAR (#)	LTIP Payouts	All Other Compensation
John R. Tuttle President and Chief Executive Officer	2005 2004 2003	$178,200 343,500 74,850	(1)	$34,904 — —	$	— — 1,418,000	20,000 — —	— — —	$15,300 1,086 3,122	(2)

Stephen A. Aanderud Chief Financial Officer and Secretary	2005 2004 2003	135,000 100,000 16,000		12,019 — —		79,800 — 80,000	25,000 10,000 —	— — —	16,171 — —	(2)

Steven Aragon Vice President, Engineering	2005 2004	141,667 85,833		8,850 —		66,500 —	8,800 50,000	— —	27,673 2,342	(2)

Thomas A. Polich (3) General Counsel and Assistant Secretary	2005	108,958		8,504		79,800	12,500	—	1,899	(2)

Terence W. Schuyler Vice President, Sales and Marketing	2005	99,433		7,481		79,800	10,000	—	24,680	(2)

(1)	Includes $152,000 paid in 2004 for back wages accrued prior to 2002 and $41,500 paid in 2004 for back wages accrued in 2003.
(2)	All other compensation for 2005 consists of medical premiums paid by DayStar, reimbursement of moving expenses to New York State and a car allowance.

	Medical Premiums	Moving Costs	Car Allowance
John R. Tuttle	$3,575	$7,635	$4,090
Stephen A. Aanderud	7,628	8,543	—
Steven Aragon	6,739	20,934	—
Thomas A. Polich	—	1,899	—
Terence W. Schuyler	3,575	21,105	—

(3)	Mr. Polich was a consultant to DayStar until April 2005 when he became an employee and our general counsel. He received $5,150, $37,000 and $49,803 during the three years ended December 31, 2005, respectively, for services rendered as a consultant. In conjunction with these services, Mr. Polich was granted a warrant to purchase 7,200 shares of common stock at a price of $3.00 in April 2005 expiring in April 2010.

The following table sets forth information concerning stock options/stock appreciation rights (SARs) that were granted to the named executive officers during the year ended December 31, 2005.

	Individual Grants
Name	Number of Securities Underlying Options/ SARs Granted		Percent of Total Options/SARs Granted to Employees in 2005	Exercise or Base Price ($/Sh)	Expiration Date
John R. Tuttle	20,000	(1)	10.9	14.85	6-21-2015
Stephen A. Aanderud	25,000	(1)	13.6	14.85	6-21-2015
Steven Aragon	8,800	(2)	4.8	14.85	6-21-2015
Thomas A. Polich	10,000	(1)	5.5	6.83	4-26-2015
Thomas A. Polich	2,500	(1)	1.4	13.99	8-09-2015
Terence W. Schuyler	10,000	(1)	5.5	4.81	2-18-2015

(1)	The 2005 grants were all stock options. Grants vest one fourth on the anniversary date of the grant and 1/48th each month thereafter. In the event of a change of control, these options become fully vested and are immediately exercisable for the remainder of their term.
(2)	The 2005 grant was a stock options grant vesting on the anniversary date of the grant. In the event of a change of control, these options become fully vested and are immediately exercisable for the remainder of their term.

The following table sets forth information concerning the exercise of stock options / SARs during the fiscal year ended December 31, 2005 by the named executive officers and the aggregate value of stock options / SARs held by the named executive officers as of December 31, 2005.

Aggregated Option/SAR Exercises In

Last Fiscal Year And FY-End Option/SAR Values

	Grant Type	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at December 31, 2005		Value of Unexercised In-The- Money Options/SARs at December 31, 2005 ($) (1)
Name				Exercisable	Unexercisable	Exercisable	Unexercisable
John R. Tuttle	Option	—	—	—	20,000	—	—
Stephen A. Aanderud	Option	—	—	2,500	32,500	17,025	51,075
Steven Aragon	Option	13,000	149,704	5,750	40,050	39,848	216,563
Thomas A. Polich	Option	—	—	—	12,500	—	25,200
Terence W. Schuyler	Option	—	—	—	10,000	—	45,400

(1)	These amounts represent the difference between the exercise price of the stock options and the December 31, 2005 closing price of the Company’s common stock on the NASDAQ Capital Market of $9.35.

PRINCIPAL SHAREHOLDERS

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth information, as of April 14, 2006, with respect to the beneficial ownership of DayStar’s Common Stock by each person who is known to the Company to be the beneficial owner of more than five percent of DayStar’s outstanding Common Stock, by each nominee for director, by the named executive officers, and by all directors and executive officers as a group. Unless otherwise indicated, each person has sole voting power and sole investment power.

Name and Address of Beneficial Owner	Class of Securities Owned	Number of Shares Beneficially Owned	Percent of Class
John R. Tuttle 13 Corporate Drive Halfmoon NY 12065	Common	410,430	6.3
Stephen A. Aanderud (1)(5) 13 Corporate Drive Halfmoon NY 12065	Common	25,450	*
Steven Aragon (1)(5) 13 Corporate Drive Halfmoon NY 12065	Common	18,250	*
Thomas A. Polich (2)(5) 13 Corporate Drive Halfmoon NY 12065	Common	17,700	*
Terence W. Schulyer (1)(5) 13 Corporate Drive Halfmoon NY 12065	Common	10,833	*
Robert G. Aldrich (3) 13 Corporate Drive Halfmoon NY 12065	Common	13,500	*
Steven C. Argabright (3) 13 Corporate Drive Halfmoon NY 12065	Common	6,000	*
Randolph A. Graves, Jr. (3) 13 Corporate Drive Halfmoon NY 12065	Common	7,500	*
Kelly A. Lovell (4) 13 Corporate Drive Halfmoon NY 12065	Common	10,800	*
Scott M. Schecter (3) 13 Corporate Drive Halfmoon NY 12065	Common	10,500	*
All Directors and Executive Officers as a group (thirteen persons)	Common	632,763	9.5

*	Less than one percent.
(1)	Includes vested stock options and those vesting within 60 days after April 14, 2006 in the amounts of 3,750 for Mr. Aanderud, 12,000 for Dr. Aragon, and 3,333 for Mr. Schuyler.
(2)	Includes 7,200 warrants to purchase one share of common stock. Mr. Polich received these warrants as a consultant.
(3)	Shares beneficially owned are vested stock options received when they joined the Board of Directors and subsequent annual service grants.
(4)	Includes vested stock options of 10,500 Ms. Lovell received when she joined the Board of Directors and a subsequent annual service grant.
(5)	Includes restricted stock grants of 7,500 for Mr. Aanderud, 6,250 for Dr. Aragon, 7,500 for Mr. Polich and 7,500 for Mr. Schuyler on December 15, 2005 in which the right to repurchase by the Company lapses one fourth per year annually subject to employment.

CODE OF ETHICS

We have adopted a code of ethics that is applicable to our officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of ethics can be found under the heading “Policy on Business Ethics for Directors, Officers and Employees” on our website at www.daystartech.com.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires officers and directors, and persons who own more than ten percent of a registered class of DayStar’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “Commission”). Officers, directors and greater than ten percent beneficial owners are required by Commission regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a). Based solely on our review of the copies of such forms it received and written representations from reporting persons required to file reports under Section 16(a), to our knowledge all of the Section 16(a) filing requirements applicable to such persons with respect to the fiscal year ended December 31, 2005 were complied with, except that one purchase of 300 shares of common stock by Ms. Lovell was not reported on a Form 4. Such Form 4 was required to have been filed on August 1, 2005.

OTHER BUSINESS

Management knows of no other matters that will be presented for action at the Annual Meeting. However, the enclosed proxy gives discretionary authority to the persons named in the proxy in the event that any other matters should be properly presented at the meeting.

All expenses incurred in connection with this solicitation of proxies will be borne by the Company.

It is important that your shares be represented at the meeting. Therefore, whether or not you expect to be present in person, you are respectfully requested to mark, sign and date the enclosed proxy and promptly return it in the enclosed envelope.

By order of the Board of Directors,

Stephen A. Aanderud Secretary

Dated: May     , 2006

Appendix A

DAYSTAR TECHNOLOGIES, INC.

2006 EQUITY INCENTIVE PLAN

ARTICLE 1. INTRODUCTION.

The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights.

The Plan shall become effective upon its adoption by the Board of Directors; provided, however, that the stockholders of the Company shall approve the Plan in accordance with Delaware law within twelve (12) months of its adoption by the Board of Directors.

The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except their choice-of-law provisions).

ARTICLE 2. ADMINISTRATION.

2.1 Committee Composition. The Committee shall administer the Plan. The Committee shall consist exclusively of two or more directors of the Company, who shall be appointed by the Board. A majority of the directors on the Committee shall be Outside Directors. In addition, at all times that the Company is subject to Section 16 of the Exchange Act, the composition of the Committee shall satisfy:

(a) Such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

(b) Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under section 162(m)(4)(C) of the Code.

2.2 Committee Responsibilities. The Committee shall (a) select the Employees, Outside Directors and Consultants who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) interpret the Plan and (d) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. Any action taken by the Committee with respect to the implementation, interpretation or administration of the Plan shall be final, conclusive and binding.

2.3 Committee for Non-Officer Grants. The Board may also appoint a secondary committee of the Board, which shall be composed of one or more directors of the Company who need not satisfy the requirements of Section 2.1. Such secondary committee may administer the Plan with respect to Employees and Consultants, who are not considered officers or directors of the Company under section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and Consultants and may determine all features and conditions of such Awards. Within the limitations of this Section 2.3, any reference in the Plan to the Committee shall include such secondary committee.]

ARTICLE 3. SHARES AVAILABLE FOR GRANTS.

3.1 Basic Limitation. Common Shares issued pursuant to the Plan may be authorized but unissued shares. The aggregate number of Options, SARs, Stock Units and Restricted Shares awarded under the Plan shall not exceed 17.5% of the Company’s authorized common shares subject to the restriction that the 2006 Plan Committee shall not award any grants exceeding 17.5% of the Company’s total issued and outstanding common shares as of the time of and including the grant, subject to adjustment pursuant to Article 10.

3.2 Additional Shares. If Restricted Shares or Common Shares issued upon the exercise of Options are forfeited, then such Common Shares shall again become available for Awards under the Plan. Any Option shall be treated as exercisable until such Option is exercised in full, or terminates or expires under the provisions of the Plan, or by agreement of the parties to the pertinent Option Agreement. If Stock Units, Options or SARs are forfeited or terminate for any other reason before being exercised, then the corresponding Common Shares shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Common Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 3.1 and the balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Common Shares (if any) actually issued in settlement of such SARs shall reduce the number available under Section 3.1 and the balance shall again become available for Awards under the Plan. The foregoing notwithstanding, the aggregate number of Common Shares that may be issued under the Plan upon exercise of ISOs shall not be increased when Restricted Shares or other Common Shares are forfeited.

3.3 Dividend Equivalents. Any dividend equivalents paid or credited under the Plan shall not be applied against the number of Restricted Shares, Stock Units, Options or SARs available for Awards, whether or not such dividend equivalents are converted into Stock Units.

ARTICLE 4. ELIGIBILITY.

4.1 Incentive Stock Options. All Incentive Stock Options (“ISO”) (a) must be granted within ten (10) years from the date the Plan is adopted by the Board of Directors, and (b) must be exercised within ten (10) years of the grant thereof, in the case of an Optionee other than a Ten Percent Stockholder, and (ii) five (5) years of the grant thereof, in the case of an Optionee who is a Ten Percent Stockholder. Only Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs.

4.2 Other Grants. Only Employees, Outside Directors and Consultants shall be eligible for the grant of Restricted Shares, Stock Units, NSOs or SARs.

4.3 Change of Status. Employees who change their status from employee to consultant may, for the period of time in which they are a consultant, continue to hold options in the Company granted to them when they were employees, and will not trigger any obligation to purchase shares underlying such options until they cease to be an employee or consultant of the Company. Upon final termination of any employment or consultancy with the Company, any options granted to an employee will terminate if not exercised within thirty (30) days of termination. Employees that subsequently become consultants will not continue to vest in any options granted to them during the period in which they serve as a consultant, unless otherwise determined by the Committee.

ARTICLE 5. OPTIONS.

5.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee’s other compensation. A Stock Option Agreement may provide that a new Option will be granted automatically to the Optionee when he or she exercises a prior Option and pays the Exercise Price in the form described in Section 6.2.

5.2 Number of Shares. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 10.

5.3 Exercise Price. Each Stock Option Agreement shall specify the Exercise Price; provided that the Exercise Price under an ISO shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant and the Exercise Price under an NSO shall in no event be less than 85% of the Fair Market Value of a Common Share on the date of grant. In the case of an NSO, a Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding.

5.4 Exercisability and Term. Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited.

5.5 Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Common Shares subject to such Option in the event that a Change in Control occurs with respect to the Company or in the event that the Optionee is subject to an Involuntary Termination after a Change in Control. However, in the case of an ISO, the acceleration of exercisability shall not occur without the Optionee’s written consent. In addition, acceleration of exercisability may be required under Section 10.3.

5.6 Modification or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

5.7 Buyout Provisions. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

5.8. Compliance with Law. An Option may be exercised only if compliance with all applicable federal and state securities laws is obtained, and may be exercised only by an Optionee’s (or if permitted by an Option Agreement, such Optionee’s Estate’s) completion, execution and delivery of an investment letter and payment of the exercise price with respect thereto.

ARTICLE 6. PAYMENT FOR OPTION SHARES.

6.1 General Rule. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased, except as follows:

(a) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Article 6.

(b) In the case of an NSO, the Committee may at any time accept payment in any form(s) described in this Article 6.

6.2 Surrender of Stock. To the extent that this Section 6.2 is applicable, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Common Shares that are already owned by the Optionee. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of,

Common Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

6.3 Exercise/Sale. To the extent that this Section 6.3 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company.

6.4 Exercise/Pledge. To the extent that this Section 6.4 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to pledge all or part of the Common Shares being purchased under the Plan to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

6.5 Promissory Note. To the extent that this Section 6.5 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) a full-recourse promissory note. However, the par value of the Common Shares being purchased under the Plan, if newly issued, shall be paid in cash or cash equivalents.

6.6 Other Forms of Payment. To the extent that this Section 6.6 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid in any other form that is consistent with applicable laws, regulations and rules.

ARTICLE 7. STOCK APPRECIATION RIGHTS.

7.1 SAR Agreement. Each grant of an SAR under the Plan shall be evidenced by an SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee’s other compensation.

7.2 Number of Shares. Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Article 10.

7.3 Exercise Price. Each SAR Agreement shall specify the Exercise Price. An SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

7.4 Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. An SAR Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. An SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. An SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

7.5 Effect of Change in Control. The Committee may determine, at the time of granting an SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that the Company is subject to a Change in Control or in the event that the Optionee is subject to an Involuntary Termination after a Change in Control. In addition, acceleration of exercisability may be required under Section 10.3.

7.6 Exercise of SARs. Upon exercise of an SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price. If, on the date when an SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion.

7.7 Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR.

ARTICLE 8. RESTRICTED SHARES.

8.1 Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

8.2 Payment for Awards. Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services. To the extent that an Award consists of newly issued Restricted Shares, the consideration shall consist exclusively of cash, cash equivalents or past services rendered to the Company (or a Parent or Subsidiary) or, for the amount in excess of the par value of such newly issued Restricted Shares, full-recourse promissory notes, as the Committee may determine.

8.3 Vesting Conditions. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company or in the event that the Participant is subject to an Involuntary Termination after a Change in Control.

8.4 Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

ARTICLE 9. STOCK UNITS.

9.1 Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient’s other compensation.

9.2 Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

9.3 Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that the Company is subject to a Change in Control or in the event that the Participant is subject to an Involuntary Termination after a Change in Control. In addition, acceleration of vesting may be required under Section 10.3.

9.4 Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both. Prior to distribution, any dividend equivalents that are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

9.5 Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Common Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Common Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 10.

9.6 Death of Recipient. Any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s estate.

9.7 Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

ARTICLE 10. PROTECTION AGAINST DILUTION.

10.1 Adjustments. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares or a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, corresponding adjustments shall automatically be made in each of the following:

(a) The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Article 3;

(b) The number of Common Shares covered by each outstanding Option and SAR;

(c) The Exercise Price under each outstanding Option and SAR; or

(d) The number of Stock Units included in any prior Award that has not yet been settled.

In the event of a declaration of an extraordinary dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of the foregoing. Except as provided in this Article 10, a Participant shall have no rights by reason of any issuance by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

10.2 Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

10.3 Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement shall provide for (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving corporation, (b) the assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary, (c) the substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards, (d) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (e) settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

ARTICLE 11. DEFERRAL OF AWARDS.

The Committee (in its sole discretion) may permit or require a Participant to:

(a) Have cash that otherwise would be paid to such Participant as a result of the exercise of an SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books;

(b) Have Common Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

(c) Have Common Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books. Such amounts shall be determined by reference to the Fair Market Value of such Common Shares as of the date when they otherwise would have been delivered to such Participant.

A deferred compensation account established under this Article 11 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Article 11.

ARTICLE 12. AWARDS UNDER OTHER PLANS.

The Company may grant awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3.

ARTICLE 13. PAYMENT OF DIRECTOR’S FEES IN SECURITIES.

13.1 Effective Date. No provision of this Article 13 shall be effective unless and until the Board has determined to implement such provision.

13.2 Elections to Receive NSOs, Restricted Shares or Stock Units. An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Article 13 shall be filed with the Company on the prescribed form.

13.3 Number and Terms of NSOs, Restricted Shares or Stock Units. The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The Board shall also determine the terms of such NSOs, Restricted Shares or Stock Units.

ARTICLE 14. LIMITATION ON RIGHTS.

14.1 Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an Employee, Outside Director or Consultant. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the Service of any Employee, Outside Director or Consultant at any time, with or without cause, subject to applicable laws, the Company’s certificate of incorporation and by-laws and a written employment agreement (if any).

14.2 Stockholders’ Rights. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, if applicable, the time when he or she becomes entitled to receive such Common Shares by filing any required notice of exercise and paying any required Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

14.3 Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

14.4 Burden and Benefit. The terms and provisions of the Plan shall be binding upon, and shall inure to the benefit of each Participant and their respective Estates.

ARTICLE 15. WITHHOLDING TAXES.

15.1 General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

15.2 Share Withholding. To the extent that applicable law subjects a Participant to tax withholding obligations, the Committee may permit such Participant to satisfy all or part of such obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when they are withheld or surrendered.

ARTICLE 16. FUTURE OF THE PLAN.

16.1 Term of the Plan. The Plan, as set forth herein, shall become effective as of the date it is adopted by the Board, and shall remain in effect until it is terminated under Section 16.2, except that no ISOs shall be granted on or after the 10th anniversary of the later of (a) the date when the Board adopted the Plan or (b) the date when the Board adopted the most recent increase in the number of Common Shares available under Article 3 that was approved by the Company’s stockholders.

16.2 Amendment or Termination. The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

ARTICLE 17. LIMITATION ON PAYMENTS.

17.1 Scope of Limitation. This Article 17 shall apply to an Award only if:

(a) The after-tax value of such Award to the Participant, taking into account the effect of all federal, state and local income taxes, employment taxes and excise taxes applicable to the Participant (including the excise tax under section 4999 of the Code), will be greater after the application of this Article 17 than it was before the application of this Article 17; or

(b) The Committee, at the time of making an Award under the Plan or at any time thereafter, specifies in writing that such Award shall be subject to this Article 17 (regardless of the after-tax value of such Award to the Participant).

If this Article 17 applies to an Award, it shall supersede any contrary provision of the Plan or of any Award granted under the Plan.

17.2 Basic Rule. In the event that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a “Payment”) would be nondeductible by the Company for federal income tax purposes because of the provisions concerning “excess parachute payments” in section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount. For purposes of this Article 17, the “Reduced Amount” shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of section 280G of the Code.

17.3 Reduction of Payments. If any Payment would be nondeductible by the Company because of section 280G of the Code, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within 10 days of receipt of notice. If no such election is made by the Participant within such 10-day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Article 17, present value shall be determined in accordance with section 280G(d)(4) of the Code. All determinations made by the Committee under this Article 17 shall be binding upon the Participant and shall be made within 60 days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

17.4 Overpayments and Underpayments. In the event of uncertainty in the application of section 280G of the Code at the time of an Award, it is possible that Payments will have been made by the Company which should not have been made (an “Overpayment”) or that additional Payments which will not have been made by the Company could have been made (an “Underpayment”), consistent in each case with the calculation of the Reduced Amount hereunder. In the event of an assertion of a deficiency by the Internal Revenue Service against the Company or the Participant that the Committee reasonably believes has a high probability of success, such that the Committee determines that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant that he or she shall repay to the Company, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount that is subject to taxation under section 4999 of the Code. In the event that the Committee determines that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code.

17.5 Related Corporations. For purposes of this Article 17, the term “Company” shall include affiliated corporations to the extent determined by the Committee in accordance with section 280G(d)(5) of the Code.

ARTICLE 18. DEFINITIONS.

18.1 “Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

18.2 “Award” means any award of an Option, an SAR, a Restricted Share or a Stock Unit under the Plan.

18.3 “Board” means the Company’s Board of Directors, as constituted from time to time.

18.4 “Cause” means (a) the unauthorized use or disclosure of the confidential information or trade secrets of the Company, which use or disclosure causes material harm to the Company, (b) conviction of, or a plea of “guilty” or “no contest” to, a felony under the laws of the United States or any State thereof, (c) gross negligence, (d) willful misconduct or (e) a failure to perform assigned duties that continues after the Participant has received written notice of such failure from the Board or its designee. The foregoing, however, shall not be deemed an exclusive list of all acts or omissions that the Company (or the Parent, Subsidiary or Affiliate employing the Participant) may consider as grounds for the discharge of the Participant without Cause.

18.5 “Change in Control” means:

(a) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (i) the continuing or surviving entity and (ii) any direct or indirect parent corporation of such continuing or surviving entity;

(b) The sale, transfer or other disposition of all or substantially all of the Company’s assets;

(c) A change in the composition of the Board, as a result of which fewer than 50% of the incumbent directors are directors who either (i) had been directors of the Company on the date 12 months prior to the date of the event that may constitute a Change in Control (the “original directors”) or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or

(d) Any transaction as a result of which any person is the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 30% of the total voting power represented by the Company’s then outstanding voting securities. For purposes of this Paragraph (d), the term “person” shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent or Subsidiary and (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

18.6 “Code” means the Internal Revenue Code of 1986, as amended.

18.7 “Committee” means a committee of the Board, as described in Article 2.

18.8 “Common Share” means one share of the common stock of the Company.

18.9 “Company” means DayStar Technologies, Inc., a Delaware corporation.

18.10 “Consultant” means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor. Service as a Consultant shall be considered employment for all purposes of the Plan, except as provided in Section 4.1.

18.11 “Employee” means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

18.12 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

18.13 “Exercise Price,” in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of an SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

18.14 “Fair Market Value” means the market price of Common Shares, determined by the Committee in good faith on such basis as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

18.15 “Involuntary Termination” means the termination of the Participant’s Service by reason of:

(a) The involuntary discharge of the Participant by the Company (or the Parent, Subsidiary or Affiliate employing him or her) for reasons other than Cause; or

(b) The voluntary resignation of the Participant following (i) a material adverse change in his or her title, position, authority or responsibilities with the Company (or the Parent, Subsidiary or Affiliate employing him or her), (ii) a material reduction in his or her base salary or (iii) receipt of notice that his or her principal workplace will be relocated by more than 30 miles.

18.16 “ISO” means an incentive stock option described in section 422(b) of the Code.

18.17 “NSO” means a stock option not described in sections 422 or 423 of the Code.

18.18 “Option” means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.

18.19 “Optionee” means an individual or estate that holds an Option or SAR.

18.20 “Outside Director” means a member of the Board who is not an Employee. Service as an Outside Director shall be considered employment for all purposes of the Plan, except as provided in Section 4.1.

18.21 “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

18.22 “Participant” means an individual or estate that holds an Award.

18.23 “Plan” means this DayStar Technologies, Inc. Equity Incentive Plan, as amended from time to time.

18.24 “Restricted Share” means a Common Share awarded under the Plan.

18.25 “Restricted Stock Agreement” means the agreement between the Company and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Share.

18.26 “SAR” means a stock appreciation right granted under the Plan.

18.27 “SAR Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her SAR.

18.28 “Service” means service as an Employee, Outside Director or Consultant.

18.29 “Stock Option Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

18.30 “Stock Unit” means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.

18.31 “Stock Unit Agreement” means the agreement between the Company and the recipient of a Stock Unit that contains the terms, conditions and restrictions pertaining to such Stock Unit.

18.32 “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

ARTICLE 19. EXECUTION.

To record the adoption of the Plan by the Board on March 29, 2006, the Company has caused its duly authorized officer to execute this document in the name of the Company.

DAYSTAR TECHNOLOGIES, INC.

By:	/s/ Stephen A. Aanderud
Title:	Chief Financial Officer and Secretary

Appendix B

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

DAYSTAR TECHNOLOGIES, INC.

Pursuant to Sections 242 and 245 of the

Delaware General Corporation Law

DayStar Technologies, Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

1. That the name of this corporation is DayStar Technologies, Inc., and that this corporation was originally incorporated pursuant to the General Corporation Law on February 19, 1997. A Certificate of Amendment was filed on July 3, 1997, a Restated Certificate of Incorporation was filed on November 3, 2003 and a Certificate of Amendment was filed on December 31, 2003.

2. That the Board of Directors duly adopted resolutions proposing to amend and restate the Certificate of Incorporation of this corporation, declaring said amendment and restatement to be advisable and in the best interests of this corporation and its stockholders, and authorizing the appropriate officers of this corporation to solicit the consent of the stockholders therefore, which resolution setting forth the proposed amendment and restatement is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended and restated in its entirety to read as follows:

FIRST: The name of the Corporation is DayStar Technologies, Inc.

SECOND: The street and mailing address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle 19801. The name of its registered agent at such address is The Corporation Trust Company.

THIRD: The purpose of the Corporation is to conduct any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the Law.

FOURTH:

4.1 Authorized Shares. The Corporation is authorized to issue 60,000,000 shares of common stock (the “Common Stock”), $.01 par value per share and 3,000,000 shares of preferred stock, $.01 par value per share.

4.2 Relative Rights and Preferences. The designations, preferences and rights of the shares of each class of stock which the Corporation is authorized to issue, and the limitations thereof, are as set forth in the following provisions of this Section 4.2:

(a) Common Stock.

(i) General. The dividend and liquidation rights of the holders of the Common Stock are junior to, subject to and qualified by the rights of the holders of any then outstanding series of preferred stock.

(ii) Dividends. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors, subject to any preferential dividend rights of any then-outstanding series of preferred stock.

(iii) Liquidation. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Common Stock shall be entitled, out of the assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding series of preferred stock, to share ratably among themselves in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

(iv) Voting. Each holder of Common Stock of record shall have one vote for each share of such stock outstanding in such holder’s name and on the books of the Corporation, except that in the election of directors such holder’s shall have the right to vote each such share for as many persons as there are directors to be elected. Cumulative voting shall not be allowed in the election of directors or for any other purpose.

(v) Redemption. The Common Stock is not redeemable.

(b) Series of Preferred Stock. The Board of Directors is hereby expressly authorized by resolution from time to time adopted to provide for the issuance of one or more series of preferred stock, to fix and state the designations, powers, preferences and relative, optional and other special rights of the shares of each such series of preferred stock, and the qualifications, limitations and restrictions thereof, including (but without limiting the generality of the foregoing) any of the following with respect to which the Board of Directors shall determine to make effective provisions:

(i) the distinctive name and serial designation;

(ii) the dividend payment dates;

(iii) the rate or rates at which dividends if any shall be paid;

(iv) whether dividends are to be cumulative or noncumulative, and any preferential or other special rights with respect to the payment of dividends;

(v) whether any such series shall be redeemable and if so, the terms, conditions and manner of redemption, and the redemption price or prices;

(vi) the rights of any series on voluntary or involuntary liquidation, dissolution or winding up, including the amounts or amounts of preferential or other payments to which any such series is entitled over any other series or over the Common Stock;

(vii) any sinking fund or other retirement provisions and the extent to which the charges therefor are to have priority over the payment of dividends on or the making of sinking fund or other like retirement provisions for shares of any other series or over dividends on the Common Stock;

(viii) the number of shares of such series;

(ix) the voting rights, if any, for such series; and

(x) the conversion rights, if any, for such series.

Unless otherwise provided in the resolution of the Board of Directors providing for the issue thereof, the shares of any series of preferred stock which shall be issued and thereafter acquired by the Corporation through purchase, redemption, conversion or otherwise may by resolution of the Board of Directors be returned to the status of authorized but unissued preferred stock of the same or other series. Unless otherwise provided in the resolution of the Board of Directors providing for the issue thereof, the number of authorized shares of stock of any such series of preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by resolution by the Board of Directors. In case the number of shares of any such series of preferred stock shall be decreased, the shares representing such decrease shall, unless otherwise provided in the resolution of the Board of Directors providing for the issuance thereof, resume the status of authorized but unissued preferred stock, undesignated as to series.

FIFTH: To the fullest extent permitted by the Delaware General Corporation Law, as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or modification of this Article by the stockholders of the Corporation shall be prospective only and shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

SIXTH: Election of directors need not be by written ballot unless the bylaws of the Corporation so provide.

SEVENTH: The Board of Directors of the Corporation is expressly authorized to make, alter or repeal the bylaws of the Corporation.

EIGHTH: The headings of the various sections and subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

3. The foregoing amendment and restatement was approved by the holders of the requisite number of shares of said corporation in accordance with Section 228 of the General Corporation Law.

4. That said Amended and Restated Certificate of Incorporation, which restates and integrates and further amends the provisions of the Corporation’s Certificate of Incorporation, has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law.

IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of the Corporation on this 29th day of March, 2006.

By:	/s/ Stephen A. Aanderud
Name:	Stephen A. Aanderud
Title:	Chief Financial Officer and Secretary

PROXY

DayStar Technologies, Inc.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

June 19, 2006

Solicited on Behalf of the Board of Directors of the Company

The undersigned hereby appoints John R. Tuttle and Stephen A. Aanderud as proxies, each with full power of substitution, to vote all of the Common Stock that the undersigned is entitled to vote at the Annual Meeting of Shareholders of DayStar Technologies, Inc. to be held on Monday, June 19, 2006 beginning at 11:00 A.M. local time and at any adjournments or postponements thereof:

1. ELECT SIX DIRECTORS:

VOTE FOR all nominees listed WITHHOLD AUTHORITY to (except as marked to the contrary below) vote for all nominees listed

Instruction: To withhold authority to vote for an individual nominee, strike a line through the nominee’s name below.

John R. Tuttle Robert G. Aldrich Steven C. Argabright

Randolph A. Graves, Jr. Kelly A. Lovell Scott M. Schecter

2. APPROVE THE 2006 DAYSTAR TECHNOLOGIES, INC. EQUITY INCENTIVE PLAN (THE “2006 PLAN’) AND AUTHORIZE THE RESERVATION OF 17.5% OF THE COMPANY’S AUTHORIZED COMMON SHARES FOR THE 2006 PLAN SUBJECT TO THE RESTRICTION THAT THE 2006 PLAN COMMITTEE SHALL NOT AWARD ANY GRANTS EXCEEDING 17.5% OF THE COMPANY’S TOTAL ISSUED AND OUTSTANDING COMMON SHARES AS OF THE TIME OF AND INCLUDING THE GRANT:

FOR AGAINST ABSTAIN

3. APPROVE AMENDMENT TO AND RESTATEMENT OF CERTIFICATE OF INCORPORATION: FOR AGAINST ABSTAIN

4. RATIFY APPOINTMENT OF HEIN & ASSOCIATES LLP as the Company’s independent public accountants for 2006:

FOR AGAINST ABSTAIN

IN THEIR DISCRETION, UPON ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING INCLUDING ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

(please sign on reverse side)

P R O X Y

DETACH PROXY CARD HERE

DAYSTAR TECHNOLOGIES, INC.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR, FOR THE 2006 DAYSTAR TECHNOLOGIES, INC. EQUITY INCENTIVE PLAN (THE “2006 PLAN”) AND THE RESERVATION OF 17.5% OF THE COMPANY’S AUTHORIZED COMMON SHARES FOR THE 2006 PLAN SUBJECT TO THE RESTRICTION THAT THE 2006 PLAN COMMITTEE SHALL NOT AWARD ANY GRANTS EXCEEDING 17.5% OF THE COMPANY’S TOTAL ISSUED AND OUTSTANDING COMMON SHARES AS OF THE TIME OF AND INCLUDING THE GRANT, FOR THE AMENDMENT TO AND RESTATEMENT OF THE CERTIFICATE OF INCORPORATION, AND FOR RATIFICATION OF HEIN & ASSOCIATES LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY. IN ADDITION, THE PROXIES MAY VOTE IN THEIR DISCRETION AS TO OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Dated: , 2006

Signature or Signatures

Please date and sign exactly as your name or names appear below. If more than one name appears, all should sign. Persons signing as attorney, executor, administrator, trustee, guardian, corporate officer or in any other official or representative capacity, should also provide full title. If a partnership, please sign in full partnership name by authorized person.

PLEASE VOTE, SIGN, AND RETURN THE ABOVE PROXY.

Please Detach Here

You Must Detach This Portion of the Proxy Card.

Before Returning it in the Enclosed Envelope